SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2009

Porta Systems Corp.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-08460

Delaware (State or other jurisdiction of incorporation or organization)	11-2203988 (IRS Employer Identification No.)
6851 Jericho Turnpike, Syosset, New York (Address of principal executive offices)	11791 (Zip Code)

516-364-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 11, 2009, the Company issued its promissory note dated as of September 1, 2009 payable to Cheyne Special Situations Fund, LP, the holder of the Company’s senior debt, in the principal amount of $1,401,522.  This note supersedes and replaces in its entirety the Company’s note dated August 1, 2009 payable to Cheyne in the principal amount of $1,452,477.  The reduced principal amount reflects a payment of principal made by the Company in August.  This note, which represents a further amendment to the Company’s working capital note, is senior debt and secured by substantially all of the assets of the Company and its subsidiaries.  This note reduces the monthly payments from $125,000 to $62,500 and extends the maturity date to December 31, 2010.

Item 9.01   Financial Statements and Exhibits

(c)	Exhibits

99.1           Promissory note dated as of September 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Porta Systems Corp.

Date: September 17, 2009	By:	/s/ Edward B. Kornfeld
Edward B. Kornfeld
Chief Executive Officer